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                                                                    Exhibit 10.1


                            GIGA-TRONICS INCORPORATED

                         RESTATED 1990 STOCK OPTION PLAN

               AS RESTATED JULY 23, 1992 AND AMENDED MAY 17, 1994
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                                   ARTICLE ONE

                               GENERAL PROVISIONS

        I.    PURPOSES OF THE PLAN

              A. This Restated 1990 Stock Option Plan (the "Plan"), as restated effective July 23, 1992 and amended May 17, 1994, is intended to promote the interests of Giga-tronics Incorporated, a California corporation (the "Company"), by providing a method whereby the Company's employees are to be offered equity incentives intended to encourage such individuals to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to continue to render services to the Company or its parent or subsidiary corporations.

              B. For purposes of the Plan, the following definitions shall be in effect:

                   BOARD: the Company's Board of Directors.

                   COMMON STOCK: The Common Stock issuable under the Plan shall be shares of the Company's common stock, no par value.

                   DISABILITY: The permanent incapacity of an individual, by reason of physical or mental illness, to perform his/her usual duties for the Company. Disability shall be determined by the Committee after consideration of such medical evidence as it may require.

                  EMPLOYEE: An individual shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations.

                   FAIR MARKET VALUE: The Fair Market Value per share of Common Stock on any relevant date under the Plan shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on such date in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or any successor system). Should the Common Stock become traded on a national securities exchange, then the Fair Market Value per share shall be the closing selling price on such exchange on the date in question, as such price is quoted on the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the over-the-
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         counter market (or national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist.

                   PARENT: A corporation shall be deemed to be a parent of the Company if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                   SECTION 16(B) INSIDER: An individual shall be considered to be a Section 16(b) Insider on any relevant date under the Plan if such individual is at the time subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934 by reason of his or her affiliation with the Company.

                   SERVICE: An individual shall be deemed to be in the Service of the Company for so long as such individual (i) renders service on a periodic basis to the Company or one or more of its parent or subsidiary corporations as an Employee or (ii) serves as a non-employee member of the Company's Board of the Directors.

                   SUBSIDIARY: A corporation shall be deemed to be a subsidiary of the Company if it is one of the corporations (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of all non-statutory option grants under Article Two and all Corporate Transaction provisions of the Plan, the term "subsidiary" shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

              C. Stock option grants made to any individual under the Plan shall not in any way affect, limit or restrict such individual's eligibility to participate in any other stock plan or


                                       2.
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other compensation or benefit plan, arrangement or practice now or hereafter maintained by the Company or any parent or subsidiary corporation.

         II.  ADMINISTRATION OF THE PLAN

              A. The Plan shall be administered by a committee (the "Committee") of two (2) or more Board members appointed by the Board. A Board member shall be eligible to serve on such Committee only if such individual shall not have received, at any time during the twelve (12)-month period preceding the date such individual is to commence Committee service, any awards or grants under this Plan (other than an automatic option grant under the provisions of this Plan in effect prior to the May 1994 amendment) or under any other stock option, stock appreciation, stock bonus or other stock plan of the Company or its parent or subsidiary corporations. The Board shall have the authority to fill any and all vacancies on the Committee, however caused.

              B. Subject to the express provisions of the Plan, the Committee shall have plenary authority:

                 (i) to make discretionary option grants to Employees under the Discretionary Option Grant Program set forth in Article Two;

                (ii) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan; and

               (iii) to change the terms and conditions of any outstanding option grant under the Discretionary Option Grant Program, provided such action does not, without the consent of the holder, adversely affect the rights and obligations such individual may have under the Plan or the outstanding grant.

              C. Determinations of the Committee on all matters relating to the Plan and any option grants or stock issuances made hereunder shall be final, binding and conclusive on all persons having any interest in the Plan or any options granted or shares issued under the Plan.

         III. PLAN STRUCTURE AND ELIGIBILITY

              A. The Plan as amended May 1994 shall consist only of the Discretionary Option Grant Program set forth in Article Two. The terms and provisions of Articles One and Five of the Plan shall also be applicable to such program.

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              B.   The individuals eligible to participate in the Discretionary
Option Grant Program ("Optionees") shall be limited to Employees (including officers and directors) of the Company or its parent or subsidiary corporations. Non-employee members of the Board shall not be eligible to participate in the Discretionary Option Grant Program.

              C. Members of the Committee shall not, during their period of Committee service, participate in the Discretionary Option Grant Program of
Article II of this Plan or in any other stock option, stock bonus, stock purchase or stock plan of the Company or its parent or subsidiary corporations.

         IV.  STOCK SUBJECT TO THE PLAN

              A. The Common Stock issuable under the Plan shall be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company on the open market. The aggregate number of shares of Common Stock issuable over the term of this Plan shall not exceed 400,000 shares (subject to adjustment from time to time in accordance with paragraph C. below).

              B. Should an option expire or terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Article Two below), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan. Shares subject to any stock appreciation rights exercised in accordance with the Stock Appreciation Right provisions of Articles Two and all share issuances under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. If the exercise price of an outstanding option under the Plan is paid with shares of Common Stock or if shares of Common Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued.

              C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i)

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the maximum number and/or class of shares issuable under this Plan, to reflect the effect of such change upon the Company's capital structure, (ii) the class and/or maximum number of securities for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after April 30, 1994 and (iii) the number and/or class of shares and the exercise price per share of the stock subject to each outstanding option in order to preclude the dilution or enlargement of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.

              D. In the event that (i) the Company is the surviving entity in any Corporate Transaction which does not result in the termination of outstanding options pursuant to the Corporate Transaction provisions of the Plan or (ii) the outstanding options under the Plan are to be assumed in connection with such Corporate Transaction, then each such continuing or assumed option shall, immediately after such Corporate Transaction, be appropriately adjusted Ito apply and pertain to the number and class of securities which would be issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate option price shall remain the same, and to the number and class of securities which remain issuable under this Plan.

              E. In no event may any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights for more than 200,000 shares in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with paragraph C. above. For purposes of such limitation, no stock options or stock appreciation rights granted prior to May 1, 1994 shall be taken into account.


                                       5.
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                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


         I.   TERMS AND CONDITIONS OF OPTIONS

              A. The Committee shall have plenary authority (subject to the express provisions of the Plan) to determine which Employees are to be granted options under this Discretionary Option Grant Program, the number of shares to be covered by each such option, the status of the granted option as either an incentive stock option which meets the requirements of Section 422 of the Internal Revenue Code ("Incentive Option") or a non-statutory option not intended to meet such requirements, the time or times at which such option is to become exercisable and the maximum term for which the option is to remain outstanding.

              B. The granted options shall be evidenced by instruments in such form as the Committee shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.

              1.   Option Price.

              a. The option price per share shall be fixed by the Committee, but in no event shall the option price per share be less than eighty percent (80%) of the Fair Market Value per share of Common Stock on the date of the option grant.

              b. The option price shall become immediately due upon exercise of the option and shall, subject to the loan provisions of this Article Two, be payable in one of the alternative forms specified below:

                   (A) full payment in cash or check made payable to the Company's order; or

                   (B) full payment in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date (as such term is defined below); or


                                       6.
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                   (C) full payment in a combination of shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Company's order; or

                   (D) full payment through a sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (II) shall concurrently provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

              c. For purposes of subparagraph b. above, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany the exercise notice.

              2.   Term and Exercise of Options.

              a. Each option granted under this Discretionary Option Grant Program shall be exercisable in one or more installments over the Optionee's period of Service as shall be determined by the Committee and shall be set forth in the instrument evidencing such option; provided, however, that (i) no such option shall become exercisable in whole or in part within the first six (6) months after the grant date, except as otherwise provided in Section III of this Article Two and (ii) no such option shall have a term in excess of ten (10) years from the grant date.

              b. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option effected by will or by the laws of descent and distribution following the optionee's death.


                                       7.
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              3.   Termination of Service.

              a. Should an Optionee cease to continue in Service for any reason (other than termination set forth in subparagraph c. below) while the holder of one or more outstanding options under this Discretionary Option Grant Program, then such options shall not be exercisable at any time after the earlier of (i) the specified expiration date of the option term or (ii) the expiration of the limited period of time (not to exceed twelve (12) months after the Optionee's cessation of Service) specified by the Committee in the option agreement. Each such option shall, during the applicable period following cessation of Service, be exercisable only to the extent of the number of shares (if any) in which the Optionee is vested on the date of such cessation of Service.

              b. Any option granted to an Optionee under this Discretionary Option Grant Program and outstanding in whole or in part on the date of the Optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) in which the Optionee is vested on the date of his/her cessation of Service (less any shares subsequently purchased by the optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur prior to the earlier of (i) the expiration date of the option term or (ii) the expiration of the limited period of time (not to exceed twelve (12) months following the Optionee's cessation of Service) specified by the Committee in the option agreement.

              c. If the Optionee's Service is terminated for any of the following reasons, then all outstanding options granted the Optionee under this Discretionary Option Grant Program shall immediately terminate and cease to be exercisable immediately upon such termination of Service:

                   (1) Optionee's intentional misconduct or continuing gross neglect of duties which materially and adversely affects the business and operations of the Company or any parent or subsidiary corporation employing Optionee;

                   (2) Optionee's unauthorized use or disclosure (or attempt thereat) of confidential information or trade secrets of the Company or its parent or subsidiary corporations; or


                                       8.
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                   (3) Optionee's commission of an act involving embezzlement, theft, fraud, falsification of records, destruction of property or commission of a crime or other offense involving money or other property of the Company or any parent or subsidiary corporation employing Optionee.

                   The reasons for termination of Optionee's Service set forth in this subparagraph c. are not intended to be, and are not inclusive of, all acts or omissions which the Company may deem to constitute misconduct or other grounds for terminating the Optionee's (or any other individual's) Service.

              d. The Committee shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to establish as a provision applicable to the exercise of one or more options granted under this Discretionary Option Grant Program that during the limited period of exercisability following cessation of Service, the option may be exercised not only with respect to the number of shares in which the Optionee is vested at the time of such cessation of Service but also with respect to one or more subsequent installments of purchasable shares in which the Optionee would otherwise have vested had the Optionee continued in Service. In addition, the Committee shall have similar discretion to extend the period of time during which the option is to remain exercisable following the optionee's cessation of Service, but in no event shall such period extend beyond the specified expiration date of the option term.

              4. Shareholder Rights. An option holder shall have none of the rights of a shareholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and satisfied all other conditions precedent to the issuance of certificates for the purchased shares.

         II.  STOCK APPRECIATION RIGHTS

              A. Each Section 16(b) Insider shall have a limited stock appreciation right ("Limited Right") in tandem with each option grant (whether an Incentive Option or a non-statutory option) made to such individual under this Discretionary Option Grant Program. The Limited Right shall entitle the
Section 16(b) Insider to surrender the underlying option in connection with a Change in Control (as defined below) for an appreciation distribution from the Company in an amount equal to the excess of (I) the Change in Control Price (as defined below) of the number of shares in which the Section 16(b) Insider is at the time vested under the surrendered option over (II) the aggregate option price payable for such vested shares.

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              B.  The terms and conditions applicable to each such Limited
Right shall be as follows:

                  1.   The option may only be surrendered during the thirty
         (30)-day period following the Change in Control. However, the Section 16(b) Insider may not surrender any option which (I) has not been outstanding for at least six (6) months prior to the surrender date and
         (II) is not at the time exercisable for any vested shares.

                  2. For purposes of calculating the appreciation distribution payable by the Company on each surrendered option, the Change in Control Price per share of the vested Common Stock subject to the surrendered option shall be deemed to be equal to the greater of
         (a) the Fair Market Value per share on the option surrender date or (b) the highest reported price per share paid in effecting the Change in Control. However, if the option is an Incentive Option, then the Change in Control Price of the vested shares subject to the surrendered option shall not exceed the value per share determined under clause (a) above.

                  3. The appreciation distribution shall be made entirely in cash, and neither the approval of the Committee nor the consent of the Board shall be required in connection with such surrender and distribution. The shares of Common Stock subject to each surrendered option shall not be available for subsequent issuance under this Plan.

                  4. A Change in Control shall be deemed to occur in the event any of the following transactions is effected:

                      (i) the acquisition by a person or group of related persons, other than the Company or any person controlling, controlled by or under common control with the Company, of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities pursuant to a transaction or series of related transactions which the Board does not approve; or


                                       10.
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                      (ii)    the first date within any period of twelve (12)
                  consecutive months or less on which there is effected any change in the composition of the Board such that the majority of the Board (determined by rounding up to the next whole number) ceases to be comprised of individuals who either (A) have been members of the Board continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         III. CORPORATE TRANSACTION/CHANGE IN CONTROL

              A. Upon the occurrence of any of the following transactions (a "Corporate Transaction") to which the Company is a party and for which the approval of the Company's shareholders is obtained:

                   (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to any entity other than a parent or subsidiary of the Company, or

                  (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, the exercisability of each option outstanding under this Discretionary Option Grant Program (whether or not such option has been outstanding for a period of six (6) months) shall be automatically accelerated so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of such shares. However, the instrument evidencing an option grant under this Discretionary Option Grant Program may provide that such option shall not be so


                                       11.
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accelerated if and to the extent: (i) such option is, in connection with the
Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the option at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other applicable limitations imposed by the Committee at the time of grant. The determination of comparability under clause (i) or (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive. The Committee shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms and conditions as it may deem appropriate) for either the automatic acceleration of one or more assumed or replaced options which are not otherwise to be accelerated in connection with the Corporate Transaction or the automatic vesting of any cash incentive programs implemented in replacement of such options, in the event the Optionee's employment should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

              B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Discretionary Option Grant Program shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

              C. Upon the occurrence of any of the following transactions (a "Change in Control"):

                  (i) the acquisition by a person or group of related persons, other than the Company or any person controlling, controlled by or under common control with the Company, of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities pursuant to a transaction or series of related transactions which the Board does not approve; or

                 (ii) the first date within any period of twelve (12) consecutive months or less on which there is effected any change in the composition of the Board such that the majority of the Board (determined by rounding up


                                       12.

         to the next whole number) ceases to be comprised of individuals who either (A) have been members of the Board continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board;

              the exercisability of each option outstanding under this Discretionary Option Grant Program (whether or not such option has been outstanding for a period of six (6) months) shall be automatically accelerated so that each such option shall become exercisable, immediately prior to such Change in Control, for the full number of shares purchasable under such option and may be exercised for all or any portion of such shares at any time thereafter until the expiration or sooner termination of the option term. However, an outstanding option under this Discretionary Option Grant Program shall not be so accelerated if and to the extent one or more limitations imposed by the Committee at the time of grant preclude such acceleration upon a Change in Control. The Committee shall have the discretion, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide (upon such terms and conditions as it may deem appropriate) for the automatic acceleration of one or more outstanding options which are not otherwise to be accelerated upon a Change in Control, in the event the Optionee's employment should subsequently terminate within a designated period following the effective date of such Change in Control.

              D. In the event a particular transaction qualifies as both a Corporate Transaction and a Change in Control, the provisions of Section III.A shall be controlling.

              E. The grant of options under this Discretionary Option Grant Program shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.  INCENTIVE OPTIONS

              A. The terms and conditions specified below shall be applicable to all Incentive Options granted under this Discretionary Option Grant Program. Options which are specifically designated as "non-statutory" options when issued under this Discretionary Option Grant Program shall not be subject to such terms and conditions.

                                       13.
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                  1. Option Price. The option price per share of the Common
         Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

                  2. 10% Stockholder. If any individual to whom an Incentive Option is to be granted pursuant to the provisions of this Discretionary Option Grant Program is on the grant date the owner of stock (as determined under Section 425(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Stockholder), then (i) the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and (ii) the maximum term of the option shall not exceed five (5) years from the grant date.

                  3. Dollar Limitation. The aggregate fair market value (determined on the basis of the Fair Market Value in effect on the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

              B. Except as modified by the preceding provisions of this Incentive Options section, all the provisions of this Discretionary Option Grant Program shall be applicable to the Incentive Options granted hereunder.

         V.   CANCELLATION AND RE-GRANT OF OPTIONS

              A. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under this Discretionary Option Grant Program and to grant in

                                       14.
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substitution therefor new options under this Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty percent (80%) of the Fair Market Value per share of Common Stock on the new grant date, or (ii) one hundred percent (100%) of such Fair Market Value if the new option is to be an Incentive Option, or (iii) one hundred and ten percent (110%) of such Fair Market Value if the new option is to be an Incentive Option subject to the provisions of Section IV.A.2.

         VI.  LOANS OR GUARANTEE OF LOANS

              A. The Committee may assist any Employee (including any officer or director) in the exercise of one or more outstanding options under this Discretionary Option Grant Program by (a) authorizing the extension of a loan to such Employee from the Company, (b) permitting the Employee to pay the option price for the purchased Common Stock in installments over a period of years or
(c) authorizing a guarantee by the Company of a third-party loan to the Employee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares plus (ii) any Federal and State income and employment tax liability incurred by the Employee in connection with the exercise of the option.


                                       15.

                                  ARTICLE THREE

                                  MISCELLANEOUS

         I.   TAX WITHHOLDING

              A. The Company's obligation to deliver shares or cash upon the exercise or surrender of stock options or stock appreciation rights granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

              B. The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3 or any successor rule or regulation) provide any or all holders of outstanding option grants under the Discretionary Option Grant Program with the election to have the Company withhold, from the shares of Common Stock purchased or issued pursuant to such options, a portion of those shares with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5% specified by the Optionee) of the Federal and State income taxes ("Taxes") incurred in connection with their acquisition. In lieu of such direct withholding, one or more Optionees may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.

         II.  AMENDMENT OF THE PLAN

              A. Except to the extent otherwise provided in this Article Three, the Board shall have the complete and exclusive authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to any stock options or stock appreciation rights at the time outstanding under the Plan.

              B. The Board shall not, without the approval of the Company's shareholders, (i) increase the maximum number of shares issuable under the Plan or the number of shares for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights in the aggregate after April 30, 1994, except for permissible adjustments in the event of a change in the corporate structure of the Company, (ii) materially increase the benefits accruing to participants


                                       16.

under the Plan or (iii) materially modify the eligibility requirements for participation in the Plan.

         III. EFFECTIVE DATE AND TERM OF PLAN

              A. The Plan was initially adopted by the Board on June 26, 1990 and approved by the Company's shareholders at the 1990 Annual Meeting. The Committee may grant stock options under the Discretionary Option Grant Program at any time prior to the date fixed herein for termination of the Plan.

              B. The Board amended and restated the Plan effective May 8, 1991 to implement the automatic option grant program for certain non-employee Board members and to conform the provisions of the Plan to recent changes in the SEC rules under Section 16 of the Securities Exchange Act of 1934 applicable to transactions effected under the Plan by Section 16(b) Insiders. The May 1991 restatement was approved by the Company's shareholders at the 1991 Annual Meeting. The May 1991 restatement shall apply only to options granted under the Plan from and after the May 8, 1991 effective date. Each option (together with any related stock appreciation right) issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the option agreement evidencing such option and stock appreciation right) as in effect on the date such option was previously granted, and nothing in the May 1991 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder or the exercise of their outstanding stock appreciation rights.

              C. On July 23, 1992, the Board adopted a restatement of the Plan to bring the Plan into compliance with recent SEC interpretive rulings under Rule 16b-3, as amended May 1, 1991, under the Securities Exchange Act of 1934. The July 1992 restatement shall apply only to options granted under the Plan from and after the July 23, 1992 effective date. Each option (together with any related stock appreciation right) issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the option agreement evidencing such option and stock appreciation right) as in effect on the date such option was previously granted, and nothing in the July 1992 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder or the exercise of their outstanding stock appreciation rights.


                                       17.

              D. The sale and remittance procedure for the exercise of outstanding options shall be available for all options granted under the Plan after April 30, 1991 and for all non-statutory options outstanding under the Plan on such date. The Committee may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after such date.

              E. On May 17, 1994, the Board amended the Plan to increase the number of shares of Common Stock issuable over the term of the Plan by an additional 100,000 shares, and such amendment shall be submitted for shareholder approval at the 1994 Annual Meeting. The 100,000-share increase became effective immediately upon authorization by the Board, but no option granted on the basis of such increase shall be exercisable unless and until the increase shall have been approved by the Company's shareholders. If such shareholder approval is not obtained at the 1994 Annual Meeting, then any options previously granted on the basis of the 100,000-share increase shall terminate and no further options based on such increase shall be granted. Those options granted under the Plan which are not based on such increase shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing such options, whether or not the requisite shareholder approval is obtained. Subject to the foregoing limitations, the Plan Administrator may grant options under the Plan at any time before the date fixed herein for termination of the Plan. In addition, the May 1994 amendment eliminated the automatic option grant program previously in effect under the Plan for non-employee Board members, retroactive to January 1, 1993.

              F.   The Plan shall in all events terminate upon the earlier of
(i) the tenth (10th) anniversary of the date of its adoption by the Board or
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of stock options and/or stock appreciation rights under the Plan. If the date of termination is determined under clause (i) above, then any stock options and stock appreciation rights at the time outstanding under the Plan shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

              G. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the Company's shareholders and (ii) each option granted is not to


                                       18.

become exercisable, in whole or in part, at any time prior to the obtaining of such shareholder approval.

         IV.  MISCELLANEOUS PROVISIONS

              A. Any cash proceeds received by the Company from the issuance of shares hereunder shall be used for general corporate purposes.

              B. The implementation of the Plan, the granting of any stock option, and the issuance of Common Stock hereunder, shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, and the stock options granted under it and the Common Stock issued pursuant to it.

              C. Neither the action of the Company in establishing the Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of the Plan itself shall be construed so as to grant any individual the right to remain in the employ or service of the Company or any of its parent or subsidiary corporations for any period of specific duration, and the Company (or any parent or subsidiary retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

              D. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including (without limitation) the right of the Company (a) to grant options for proper corporate purposes otherwise than under this Plan to any Employee or other person, firm or company or association or (b) to grant options to, or assume the option of, any person in connection with the acquisition (by purchase, lease, merger, consolidation or otherwise) of the business and assets (in whole or in part) of any person, firm, company or association.


                                       19.

                                                       EXHIBIT A to EXHIBIT 10.1

                                    EXHIBIT A

                            Giga-Tronics Incorporated

                             STOCK OPTION AGREEMENT

                                   WITNESSETH:

RECITALS

                  A. The Board of Directors of the Company (the "Board") has adopted the Company's Restated 1990 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors) who contribute to the financial success of the Company or its parent or subsidiary corporations.

                  B. Optionee is an individual who is to render valuable services to the Company or its parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

                  C. For purposes of this Agreement, the following definitions shall be in effect:

                           Employee: Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary corporations.

                           Fair Market Value: The Fair Market Value per share of Common Stock on any relevant date under the Plan shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on such date in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through the NASDAQ system (or any successor system). Should the Common Stock become traded on a national securities exchange, then the Fair Market Value per share shall be the closing selling price on such exchange on the date in question, as such price is quoted on the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the over-the-counter market (or national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist.

                                       1.

                           Parent: A corporation shall be deemed to be a Parent of the Company if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           Service: Optionee shall be deemed to be in the Service of the Company for so long as such individual (i) renders services on a periodic basis to the Company or one or more of its Parent or Subsidiary corporations as an Employee or (ii) serves as a non-employee member of the Board.

                           Subsidiary: A corporation shall be deemed to be a Subsidiary of the Company if it is a member of an unbroken chain of corporations beginning with the Company provided each corporation in such chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In the event this option is a non-statutory option as specified in the Grant Notice, the term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.

TERMS

                  1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Company's Common Stock (the "Optioned Shares") as is specified in the Grant Notice. The Optioned Shares shall be purchasable from time to time during the option term at the option price per share (the "Option Price") specified in the Grant Notice.

                  2. Option Term. This option shall have a maximum term of five (5) years measured from the Grant Date and shall accordingly expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5 or 7A of this Agreement.

                                       2.

                  3. Transferability. This option shall not be transferable or assignable by Optionee other than by will or by the laws of descent and distribution. Accordingly, this option may be exercised, during Optionee's lifetime, only by Optionee.

                  4. Exercisability. This option shall become exercisable for the Optioned Shares in one or more installments as is specified in the Grant Notice. As the option becomes exercisable in one or more installments, it shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 5 or Paragraph 7A of this Agreement.

                  5. Termination of Service. In connection with the Optionee's cessation of Service, the option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the ExpiratiOn Date in accordance with the following provisions:

                           (i)      Except as otherwise provided in
subparagraphs (ii) and (iii) below, should the Optionee's Service with the Company terminate at any time during the option term, then the period for exercising this option shall be reduced to a two (2) month period commencing with the date of such termination of Service but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more the number of Optioned Shares (if any) for which the option is exercisable on the date of Optionee's termination of Service.(1) Upon the expiration of such two (2) month period or (if earlier) upon the Expiration Date, the option shall terminate and cease to be outstanding.

                           (ii)     Should Optionee die while this option is
outstanding, then the personal representative of the Optionee's estate (or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of the Optioned Shares for which this option is exercisable on the date of the Optionee's cessation of Service. Such right shall lapse, and this option shall cease to be exercisable, upon the earlier of (A) the

- -------------
         (1) In the event this option is an incentive stock option as specified in the Grant Notice, the exercise of this option more than three (3) months after the date of Optionee's cessation of Employee status for any reason (other than death or permanent disability) will disqualify this option for favorable tax treatment as further specified in Paragraph 17A.

                                       3.

expiration of the six (6) month period measured from the date of Optionee's cessation of Service or (B) the Expiration Date.

                           (iii)    Should the Optionee's Service be terminated
for any of the following reasons, then this option shall terminate and cease to be exercisable immediately upon such termination of Service:

                                    (1)      Optionee's intentional misconduct
or continuing gross neglect of duties which materially and adversely affects the business and operations of the Company or any Parent or Subsidiary corporation employing Optionee;

                                    (2)      Optionee's unauthorized use or
disclosure (or attempt thereat) of confidential information or trade secrets of the Company or its Parent or subsidiary corporations;

                                    (3)      Optionee's commission of an act
involving embezzlement, theft, fraud, falsification of records, destruction of property or commission of a crime or other offense involving money or other property of the Company or any Parent or subsidiary corporation employing Optionee.

                  The reasons for termination of Optionee'S Service set forth in this subparagraph (iii) are not intended to be, and are not inclusive of, all acts or omissions which the Company may deem to constitute misconduct or other grounds for terminating the Optionee's (or any other individual's) Service.

                  6.       Adjustment in Optioned Shares.

                  A. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common stock as a class without receipt of consideration, the Plan Administrator shall make appropriate adjustments to (a) the class and/or number of securities subject to this option and (b) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder. The adjustments so determined by the Plan Administrator shall be final, binding and conclusive.

                  B. In the event that (i) the Company is the surviving entity in any Corporate Transaction (within the meaning of paragraph 7A) which does not result in the termination of this option pursuant to the provisions of Paragraph 7 or (ii) this option is to be assumed in connection with such Corporate Transaction, then this option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and

                                       4.

pertain to the number and class of securities which would be issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to this option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price shall remain the same.

                  7.       Corporate Transaction/Change in Control.

                  A. Upon the occurrence of one or more of the following transactions (a "Corporate Transaction"):

                           (i)      a merger or acquisition in which the Company
is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation,

                           (ii)     the sale, transfer or other disposition of
all or substantially all of the assets of the Company to any entity other than a Parent or Subsidiary of the Company, or,

                           (iii)    any reverse merger in which the Company is
the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, the exercisability of this option shall, to the extent it is not otherwise at the time fully exercisable, be automatically accelerated so that such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares and may be exercised for all or any portion of such shares. No such acceleration of this option, however, shall occur if and to the extent (i) the option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the option is to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the excess of the Fair Market Value of the shares of the Common Stock at the time subject to the option over the Option Price payable for such shares) at the time of the Corporate Transaction. The determination of option comparability under clause
(i) or (ii) shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. This option, to the extent not previously exercised, shall terminate upon the consummation of the Corporate

                                       5.

Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof.

                  C. Upon the occurrence of one or more of the following transactions (a "Change in Control"):

                           (i)      the acquisition by a person or group of
related persons, other than the Company or any person controlling, controlled by or under common control with the Company, of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities pursuant to a transaction or series of related transactions which the Board does not approve; or

                           (ii)     the first date within any period of thirty-
six (36) consecutive months or less on which there is effected any change in the composition of the Board such that the majority of the Board (determined by rounding up to the next whole number) ceases to be comprised of individuals who either (I) have been members of the Board continuously since the beginning of such period or (II) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (I) who were still in office at the time such election or nomination was approved by the Board;

the exercisability of this option (if outstanding at the time) shall be automatically accelerated so that such option shall become exercisable, immediately prior to the consummation or the Change in Control, for all of the Optioned Shares and may be exercised for all or any portion of such shares at any time thereafter until the expiration or sooner termination of the option term.

                  D. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  8. Privilege of Stock Ownership. The holder of this option shall not have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option, paid the Option Price for the purchased shares and satisfied all other applicable conditions precedent to the issuance of the certificates for such shares.

                                       6.

                  9.       Manner of Exercising Option.

                  A. In order to exercise this option for one or more Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                           (i)      Execute and deliver to the Secretary of the
Company a written notice of exercise (the "Exercise Notice") in substantially the form of Exhibit I attached hereto.

                           (ii)     Pay the aggregate Option Price for the
purchased shares in one or more of the following alternative forms:

                                    (1)      full payment in cash or check made
payable to the Company's order; or

                                    (2)      full payment in shares of Common
Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                                    (3)      full payment in a combination of
shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check.

                           (iii)    Furnish to the Company appropriate
documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

                  B. The Option Price may also be paid through a sale and remittance procedure. Pursuant to such procedure, Optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for such purchased shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (II) shall concurrently provide written directives to the Company to deliver the certificates for the purchased Optioned Shares directly to such brokerage firm in order to complete the sale transaction.

                  C. For purposes of this Agreement, the Exercise Date shall be the first date on which the Exercise Notice shall have been delivered to the Company. Except to the extent the sale and

                                       7.

remittance procedure of Paragraph 9B is utilized, payment of the Option Price shall immediately become due and shall accompany the Exercise Notice.

                  D. As soon as practical after the Exercise Date, the Company shall mail or deliver to Optionee (or to the other person or persons exercising this option) a certificate or certificates representing the purchased shares.

                  E. In no event may this option be exercised for any fractional shares.

                  10.      Compliance with Laws and Regulations.

                  A. The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

                  B. In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

                  11. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3 or 7A, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

                  12.      Liability of Company.

                  A. If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained.

                  B. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

                                       8.

The Company, however, shall use its best efforts to obtain all such approvals.

                  13. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Company (or any Parent or Subsidiary employing or retaining Optionee) for any period of time or otherwise interfere with or restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

                  14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                  16. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that state's conflict-of-laws rules.

                  17. Additional Terms Applicable to an Incentive Stock Option. In the event this option is an incentive stock option as specified in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  A. This option shall cease to qualify for favorable tax treatment as an incentive stock option under the federal tax laws if (and to the extent) this option is exercised for one or more Optioned Shares: (i) more than three (3) months after the date the Optionee ceases Employee status for any reason other than death or permanent disability or (ii) more than one (1) year after the date the Optionee ceases Employee status by reason of permanent disability.

                                       9.

                  For purposes of this Paragraph 17, Optionee shall be deeded to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) consecutive months or more, unable to perform his/her usual duties for the Company or Subsidiary retaining his/her services.

                  B. Except in the event of a Corporate Transaction or Change in Control under Paragraph 7, this option shall not become exercisable in any calendar year during which it is outstanding if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which this option or one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 17B would not be contravened.

                  C. Should the exercisability of this option be accelerated upon a Corporate Transaction or Change in Control in accordance with Paragraph 7, then this option shall qualify for favorable tax treatment as an incentive stock option under the federal tax laws only to the extent the aggregate fair market value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction or Change in Control occurs does not, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which this option or one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

                  D. To the extent this option should fail to qualify as an incentive stock option under the federal tax laws, the Optionee will recognize compensation income in connection with the acquisition of one or more Optioned Shares hereunder, and the Optionee must make appropriate arrangements for the satisfaction of all federal, state or local income tax withholding

                                       10.

requirements and federal social security employee tax requirements applicable to such compensation income.

                  18. Additional Terms Applicable to a Non-Statutory Stock Option. In the event this option is a non-statutory stock option as specified in the Grant Notice, Optionee hereby agrees to make appropriate arrangements with the Company or Parent or Subsidiary employing Optionee for the satisfaction of any federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to the exercise of this option.

                                       11.

                                    EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION

                  I hereby notify Giga-Tronics Incorporated (the "Company") that I elect to purchase ____________ shares of Common Stock of the Company (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on __________________________, 19___ to purchase up to ________________shares of the Company's Common Stock at an option price of $____________ per share (the "Option Price").

                  Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise.



______________________________________  ________________________________________
Date                                    Optionee

                              Address:  ________________________________________
                                        ________________________________________

Print name in exact manner it
is to appear on the stock
certificate:                            ________________________________________

Address to which certificate
is to be sent, if different
from address above:                     ________________________________________

Social Security Number:                 ________________________________________

Employee Number:                        ________________________________________


                                       12.